Goldman Sachs Strategic International Equity Fund – Institutional Shares

Before you invest, you may want to review the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 1-800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses1, [2]	1.08%
Fee Waiver and Expense Limitation[3]	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.97%

1 The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2 The “Total Annual Fund Operating Expenses” of the Fund have been restated to reflect current fees.

3 The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.81% of the Fund’s average daily net assets, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.104% of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 99	$ 333	$ 585	$ 1,307

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 95% of the average value of its portfolio.

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PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Such equity investments may include exchange traded funds (“ETFs”), futures and other instruments with similar economic exposures. The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment, and in at least three foreign countries.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan, but may also invest in securities of issuers located in Australia, Canada, New Zealand and in emerging countries. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. The Fund is “strategic” in that it seeks to provide investors with access to the long term investment opportunity of the international markets.

The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.

The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.

The Fund’s benchmark is the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged).

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investment in the Fund involves substantial risks which prospective investors should consider carefully before investing.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/ or general economic conditions throughout the world due to increasingly interconnected global economics and financial markets.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In addition, performance reflects Fund level expenses but does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Updated performance information is available at no cost at www.gsamfunds.com/vit or by calling the phone number on the back cover of the Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
Institutional Shares (Inception 1/12/98)	24.20%	12.68%	5.25%	4.34%
Morgan Stanley Capital International (MSCI) EAFE Index (Net, USD, Unhedged; reflects no deduction for fees or expenses)	22.78%	12.43%	6.91%	5.62%†

† From 1/12/98 (the inception date of this share class) to 1/31/98 only, the performance information above is that of the MSCI® EAFE® (price) Index, because MSCI® EAFE® Index (Net, USD, Unhedged) provided only month-end performance information during this time period.

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PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).

Portfolio Managers: Suneil Mahindru, Managing Director, Chief Investment Officer of International Equity, has managed the Fund since 2014; and Alexis Deladerrière, CFA, Executive Director, has managed the Fund since 2012.

BUYING AND SELLING FUND SHARES

Fund shares are not sold directly to the public. Fund shares may be purchased and redeemed by separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance companies. Orders received from separate accounts to purchase or redeem Fund shares are effected on business days. Individual investors may purchase or redeem Fund shares indirectly through variable annuity contracts and variable life insurance policies offered through the separate accounts.

TAX INFORMATION

Provided that the Fund and separate accounts investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, see the prospectus for the applicable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund and/or its related companies may pay participating insurance companies and securities dealers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your insurance company’s website for more information.

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